Exhibit 10.4
                                                     ------------


                       CONSULTING AGREEMENT


          AGREEMENT, dated as of March 11, 1997, by and between Michael Milone ("Consultant") and TOUCHSTONE APPLIED SCIENCE
ASSOCIATES, INC., a Delaware corporation (the "Company").

                       W I T N E S S E T H:
                       - - - - - - - - - -

          WHEREAS, the Company wishes to retain the Consultant, and the Consultant wishes to serve the Company, as a consultant with respect to the Company's business;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

          1.   General.
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          (a)   The Company hereby retains the Consultant, and
the Consultant hereby agrees to serve the Company, as a consultant in connection with the Company's business and the business of any subsidiary of the Company that the Board of Directors of the Company shall reasonably designate. The Consultant may be asked to provide such advice as the Board of Directors may from time to time reasonably request.

          (b) The Consultant agrees that, during the term of this Agreement, the Consultant shall devote sufficient time and effort on behalf of the Company as shall be necessary to effect the intents and purposes of this Agreement. The Consultant will, at all times, faithfully and to the best of the Consultant's experience and abilities, perform all duties that may be required of the Consultant pursuant to the terms of this Agreement. The Company expressly acknowledges and agrees that the Consultant's efforts shall be on a "best-efforts" basis and the Consultant has not, cannot and does not, guarantee that the Consultant's efforts will have any impact on the Company's business.

          (c) The Consultant agrees that the Consultant, in his capacity pursuant to this Agreement, is not the agent of the Company and has no power or authority to bind the Company to any agreement, transaction or other commitment. The Company has the sole right, in the exercise of its business judgment and discretion, to approve or disapprove of any agreement, transaction or commitment introduced by the Consultant.

          2.   Term.  The term of this Agreement shall commence
               ----
on the date hereof and shall continue until October 31, 1997, and shall be automatically renewed for successive one-year terms thereafter, unless at least 30 days prior to the then scheduled termination date, either party shall give written notice to the other party of the non-renewal hereof.

          3.   Compensation; Expenses.
               ----------------------

          (a) For the initial term of this Agreement, the Company shall cause to be issued to the Consultant options to acquire 30,000 shares of the Company's Common Stock, par value $0.0001 per share, pursuant to the Company's Consultants Stock Incentive Plan (the "Plan"), subject to the vesting requirements and other conditions set forth in the Plan. For terms subsequent to the initial term of this Agreement, the Board of Directors shall determine such number of options as shall be awarded to the Consultant with respect to such subsequent term in accordance with the services to be performed by the Consultant for such subsequent term.

          (b) At least 45 days prior to the expiration of the term of this Agreement (including any renewal thereof), the Consultant shall notify the Company in writing if the Consultant does not wish to be compensated through the receipt of stock options, and thereafter, the Board of Directors of the Company shall determine, at least 30 days prior to the then expiration of the term of this Agreement, a level of cash compensation to be paid to the Consultant for his services hereunder. Upon receipt of such determination from the Company, the Consultant may either accept or decline such offer of compensation, and in the event of his decline of such offer of cash compensation, this Agreement shall terminate on the next scheduled expiration date.

          (c) The Company shall reimburse the Consultant for all reasonable out-of-pocket expenses incurred by the Consultant in the performance of his duties hereunder. The Consultant shall provide the Company with reasonable documentary detail of the incurrence of such expenses. The Consultant shall not incur any such expenses in excess of $1,000 without the prior approval of an officer of the Company.

          4.   Non-Exclusive Services; Confidentiality.
               ---------------------------------------

          (a) The Company understands that the Consultant is currently providing certain advisory consulting services to other individuals and companies and agrees that the Consultant is not prevented or barred from rendering such services to such other entities, subject to paragraph (b) hereof. In addition, the Consultant understands and agrees that the Company shall not be prevented or barred from retaining other persons or entities to provide services of the same or similar nature as those provided by the Consultant.

          (b) The Consultant acknowledges that during the term of this Agreement, the Consultant shall have access to information, materials and/or processes confidential and proprietary to the Company and the Consultant and its employees, agents, attorneys and accountants shall at all times during the term of this Agreement and thereafter, maintain the secrecy and confidentiality of all such information, materials and/or processes acquired or revealed to them under, pursuant or in connection with this Agreement, except as to such information which enters the public domain other than through the actions or omissions of the Consultant, pursuant to requests from governmental authorities with applicable jurisdiction, or pursuant to judicial subpoena. Upon termination of this Agreement, the Consultant will promptly return to the Company all non-public, proprietary information of the Company, and all copies thereof.

          5.   Governing Law.  This Agreement shall in all
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respects be governed by and construed under the laws of the State of New York applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

          6.   Entire Agreement.  This Agreement sets forth the
               ----------------
entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties thereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance.

          7.   Construction.  Headings contained in this
               ------------
Agreement are for convenience only and shall not be used in the interpretation of this Agreement. As used herein, the singular includes the plural and the masculine, feminine and neuter gender each includes the others where the context so indicates.

          8.   Successors and Assigns.  This Agreement shall be
               ----------------------
binding upon, enforceable against, and inure to the benefit of, the Company and the Consultant and their respective heirs, personal representatives, executors, administrators, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. The rights, duties and obligations of the Consultant hereunder may not be assigned.

          9.   Severability.  If any provision of this Agreement
               ------------
is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

          10.  Notice.  All communications, notices, requests,
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consents or demands given under this Agreement shall be in
writing and shall be deemed to have been duly given when delivered to, sent by facsimile or by recognized overnight courier to, or mailed by prepaid registered or certified mail addressed to, the party for whom intended, as follows, or to such other address as may be furnished by such party by notice in the manner provided herein:

          If to Consultant:

               Mr. Michael Milone
               64 Calle del Norte
               Placitas, New Mexico 87043

          If to the Company:

               Touchstone Applied Science Associates, Inc.
               P.O. Box 382
               Fields Lane
               Brewster, New York 10509
               Attention:  President

          11.  Counterparts.  This Agreement may be executed in
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two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.



                                       /s/  MICHAEL MILONE
                                     -------------------------------
                                         Michael Milone


                                   TOUCHSTONE APPLIED SCIENCE
                                   ASSOCIATES, INC.


                                   By:   /s/  ANDREW L. SIMON
                                      ------------------------------
                                         Andrew L. Simon
                                         President